Exhibit 10.22

                            STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of August 1, 2003, is entered into by and between FRONTLINE COMMUNICATIONS CORP., a Delaware corporation, with headquarters located at One Blue Hill Plaza, 7th Floor, P. O. Box 1548, Pearl River, NY 10965 (the "Company"), and the undersigned (the "Buyer").

Buyer hereby represents and warrants to, and agrees with the Company as follows:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, (THE "1933 ACT"), ARE RESTRICTED SECURITIES (AS DEFINED IN RULE 144 UNDER THE 1933 ACT) AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                   WITNESSETH:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon exemptions from securities registration afforded under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or Section 4(2) of the 1933 Act; and

WHEREAS, the Company will issue to Buyer, upon the terms and conditions of this Agreement (i) shares of common stock, $.01 par value per share (the "Common Stock") of the Company, and (ii) Warrants to purchase shares of Common Stock (the "Warrant Shares"). The Common Stock, Warrants and Warrant Shares are hereinafter referred to collectively, as the "Securities";

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



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


1.   AGREEMENT TO PURCHASE; PURCHASE PRICE.

a. Purchase. The undersigned hereby agrees to purchase from the Company U.S.D.$100,000 of Common Stock of the Company (the "Shares") at a price per share equal to $.30 (the "Purchase Price Per Share").

b. Warrant Coverage. The Buyer shall receive warrants to purchase 150,000 shares of Common Stock on the Closing Date. The Warrants shall have a five year term and an exercise price of $.40.

c. Form of Payment. The Buyer shall pay the purchase price for the Shares by delivering immediately available good funds in United States Dollars to the bank account designated by the Company.

d. Method of Payment. Payment of the purchase price for the Common Stock shall be made by wire transfer of funds to:


Not later than 4:00 p.m., Eastern Standard Time, on or before August 1, 2003 the Buyer shall wire the Purchase Price to the Company. On August 2, 2003 the Company shall deliver the certificate representing the Shares being purchased to the Buyer. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.


2.  BUYER  REPRESENTATIONS,   WARRANTIES;  ACCESS  TO  INFORMATION;  INDEPENDENT
INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a. The Buyer is purchasing the Shares for its own account for investment only and not with a view towards the resale, public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities;



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

c. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration under the 1933 Act or pursuant to an exemption from registration;

d. The Buyer understands that the Securities are and will be, as the case may be, offered and sold, to it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to receive and offer of and acquire the Common Stock and of the Securities, as the case may be;

e. The Buyer and its advisors, if any, have either been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or have had access thereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Quarterly Reports on Form 10-QSB for the fiscal quarter ended March 31, 2003, and (2) Forms 8-K and 8-K/A filed since December 31, 2002, the (3) Company's Form 10KSB for the period ended December 31, 2002, and (4) copies of the Company's press releases since December 31, 2002 (the "Company's SEC Documents").

f. The Buyer understands that its investment in the Securities involves a high degree of risk;

g. The Buyer understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

i. The Buyer is not purchasing the Securities as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees, including the Buyer, had been invited by any general advertising or general solicitation.



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

3. COMPANY REPRESENTATIONS

The Company represents and warrants to the Buyer that:

a. Concerning the Shares. The Shares have been duly authorized and, when paid for as provided herein, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Common Stock.

b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on The American Stock Exchange. The Company has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or l5(d) of the Exchange Act.

c. Stock Purchase Agreement; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto (the "Registration Rights Agreement"), have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity, the indemnification provisions of the Registration Rights Agreement, and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Securities will be duly and validly issued, fully paid and non-assessable when delivered on behalf of the Company upon payment therefor in accordance with this Agreement, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

d. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Common Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of or constitute a default under, the articles of incorporation or by-laws of the Company, or any material indenture, mortgage, deed of trusts or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any material existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein. The Company has obtained any and all waivers required in order to enter into this Agreement.



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

e. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement.

f. SEC Filings. None of the Company's filings with the Securities and Exchange Commission since December 31, 2002 contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since June 1, 1998 filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

g. Absence of Certain Changes. Since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, outstanding securities, or results of operations of the Company, except as disclosed in the documents referred to in Section 2(f) hereof.

h. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Buyer (including through the publicly filed documents of the Company) that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the business affairs, properties or assets of the Company or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

i. Absence of  Litigation.  Except as disclosed in the documents  referred to in
Section  3(f)  hereof,  there  is  no  action,  suit,  proceeding,   inquiry  or
investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), or results of operations of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.


4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.



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

a. Transfer Restrictions. The Buyer acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company and its counsel, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

b. Restrictive Legend. The Buyer acknowledges and agrees that until such time as the Common Stock have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, the shares of Common Stock, shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the shares of Common Stock):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD EXCEPT IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS OR PURSUANT TO A REGISTRATION STATEMENT.

c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date (as hereinafter defined).

d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Common Stock to the Buyer as required by United States securities laws and regulations, or by AMEX. Buyer agrees to make all necessary filings with the SEC, including Schedule 13D, if applicable.

e. Reporting Status. Provided the Buyer beneficially owns any of the Shares, the Company shall file all reports required to be filed with the SEC pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Notwithstanding the foregoing, the provisions of this clause shall terminate once the Buyer becomes eligible to sell the Common Stock issued in this transaction pursuant to Rule 144.



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

f. Use of Proceeds. The Company will use the proceeds from the sale of the Shares (excluding amounts paid by the Company for legal fees in connection with the sale of the Common Stock) for working capital and shall not, directly or indirectly (except in any situation where the Company is acquired by merger or otherwise by a third party) use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person.

5. Adjustments

a. Stock dividends; splits. If after the date on which the Shares are first issued to Buyer and while Buyer still owns said Shares, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split of shares of Common Stock or other similar event, then, on the date following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split, the number of shares of Common Stock purchased by the Buyer shall be increased in proportion to such increase in outstanding shares (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares).

b. Aggregation of shares. If after the date on which the Shares are first issued to Buyer and while Buyer still owns said Shares, the number of outstanding shares of Common Stock is decreased by a reverse stock-split, consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective date of such reverse stock-split, consolidation, combination or reclassification, the number of shares of Common Stock purchased by the Buyer shall be decreased in proportion to such decrease in outstanding shares (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares).

c. Reorganization, etc. If after the date on which the Shares are is first issued to the Buyer, any capital reorganization or reclassification of the Shares, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Buyer shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Agreement such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Agreement had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in such event appropriate provision shall be made with respect to the rights and interests of the Buyer to


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

the end that the provisions hereof shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. Upon the occurrence of any event specified in this section, the Company shall give written notice of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Failure to give such notice, or any defect therein shall not affect the legality or validity of such event.

d. Notices of Changes. Upon every adjustment of the number of shares of Common Stock purchased by the Buyer, the Company shall give written notice thereof to the Buyer, which notice shall state the increase or decrease, if any, in the number of shares of Common Stock purchased by the Buyer setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6. TRANSFER AGENT INSTRUCTIONS.

(i) Promptly following the delivery by the Buyer of the aggregate purchase price for the Shares in accordance with Section l(c) hereof the Company will instruct its transfer agent to issue certificates for the Shares purchased, bearing the restrictive legend specified in Section 4(b) of this Agreement. The Shares shall be registered in the name of the Buyer or its nominee (duly assigned to), and in such denominations to be specified by the Buyer. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company and its counsel that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities. After effectiveness of a Registration Statement, and upon receipt of an Exercise Notice in the form annexed hereto as Exhibit A, the Company shall deliver the number of shares specified in the Notice to the Buyer, free of any restrictive legend (except for any legend required under the '33 Act) or stop transfer instructions, to the address specified in the notice within seven (7) business days of the Company's receipt of the notice.

7. CLOSING DATE.

The date and time of the issuance and sale of the Shares (the "Closing Date") shall be August 1, 2003.

8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.



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

The Buyer understands that the Company's obligation to sell the Shares to the Buyer pursuant to this Agreement is conditioned upon:

a. The receipt and acceptance by the Company of such Agreement as evidenced by execution of such Agreement;

b. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date;

c. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

9. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that the Buyer's obligation to purchase the Common Stock is conditioned upon:

a. Acceptance by Buyer of an Agreement for the sale of Shares, as indicated by execution of this Agreement;

b. Delivery by the Company to the Buyer the certificate representing the Shares in accordance with this Agreement;

c. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date; and

d. The Company shall prepare a Board Resolution authorizing this offering, a copy of which shall be delivered to Buyer.

10. GOVERNING LAW: MISCELLANEOUS.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the Supreme Court of the State of New York, County of New York (or the federal courts whose districts encompass any part of the City of New York) in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are


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

for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, and (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:                            Stephen Cole-Hatchard, President
                                    Frontline Communications Corp.
                                    One Blue Hill Plaza, 6C Floor
                                    P. O. Box 1548
                                    Pearl River, NY 10965

Telecopier No.:                     1-845-623-8669

with a copy to:                     Sean McGuinness, Esq.
                                    Swidler Berlin Shereff Friedman,  LLP
                                    3000 K Street NW  Suite 300
                                    Washington, DC  20007

Telecopier No.:                     1-202-424-7645

BUYER: At the address set forth on the signature page of this Agreement.


12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each party's representations and warranties shall survive the execution and delivery hereof of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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

IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF SHARES OF COMMON STOCK TO BE PURCHASED:    333,333
AGGREGATE PURCHASE PRICE OF SUCH COMMON STOCK:      $100,000


SIGNATURES FOR ENTITIES

BUYER:  WILLIAM J. RITGER

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Stock Purchase Agreement to be duly executed on its behalf this 1st day of August, 2003.

623 Ocean Avenue, Sea Girt, NJ 08750
Address

                                        Printed Name of Subscriber

Telecopier No. 212-430-6723             By: /s/______________________________
                                               (Signature of Authorized Person)

n/a                                     William J. Ritger
Jurisdiction of Incorporation           Printed Name and Title
or Organization



This Agreement has been accepted as of the date set forth below.

FRONTLINE COMMUNICATIONS CORP

By: /s/_________________________        Date: August 1, 2003

Printed Name and
Title: Stephen J. Cole-Hatchard, CEO



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